                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------

                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                          THE SECURITIES ACT OF 1934

     Date of Report (Date of earliest event reported):  September 30, 2002

                                DST MEDIA, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                                   Delaware
                ----------------------------------------------
                (State or other jurisdiction of incorporation)

                                   000-49749
                           ------------------------
                           (Commission File Number)

                                  95-4881015
                     ------------------------------------
                     (I.R.S. Employer Identification No.)

         2000 Hamilton Street, #520, Philadelphia, Pennsylvania 19130
         ------------------------------------------------------------
             (Address of principal executive offices)   (Zip Code)

       Registrant's telephone number, including area code:  215-893-3662

                715 Palm Street, West Palm Beach, Florida 33401
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 1. CHANGE IN CONTROL OF REGISTRANT

       On September 30, 2002, as a direct result of the transaction referred to in  Item 2 hereof, Michael Tay became the "control person" of the Registrant as that  term is defined in the Securities Act of 1933, as amended.  Additionally,
Darian  S.  Tenace  will  resign  his  respective  positions  as an officer and director of the Registrant.  Mr. Tay was appointed in his place and stead.  Mr.
Tay  was  also  appointed  Chief  Executive  Officer, President, Secretary  and
Treasurer  of  the  Registrant.   Each  of  such  appointments  is  subject  to
compliance  with  the notice requirements of Rule 14f-1  under  the  Securities
Exchange Act of 1934 ("Rule 14f-1").

       The following  table  sets  forth,  as  of  September  30, 2002, certain information with respect to the Registrant's equity securities  owned of record or beneficially by (i) each officer and director of the Registrant;  (ii)  each person  who  owns  beneficially  more than 5% of each class of the Registrant's outstanding equity securities; and  (iii)  all directors and executive officers as a group.

                                                     Amount and
                                                      Nature of
                    Name and Address of              Beneficial      Percent of
Title of Class      Beneficial Owner (1)              Ownership       Class (2)
--------------      ---------------------------      ----------      ----------
Common Stock        Michael Tay                       7,000,000          85%
                    2000 Hamilton St., #520
                    Philadelphia, PA 19130-3883

Common Stock        Darian S. Tenace                  1,280,000          15%
                    715 Palm Street
                    West Palm Beach, FL 33401

Common Stock        All Officers and Directors
                    as a Group (1 person)             7,000,000          85%

   (1) Beneficial ownership has been determined  in  accordance with Rule 13d-3 under  the  Exchange  Act  and  unless  otherwise indicated,  represents securities for which the beneficial owner has sole voting and investment power.
   (2) Based upon 8,280,000 shares issued and outstanding.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

       The  Registrant  entered  into  a  Stock  Subscription   Agreement  with
Brightpoint Capital Partners, LLC ("Brightpoint"), dated September 30, 2002, in which  Brightpoint received 7,000,000 shares of common stock of the  Registrant
in exchange  for  the  cash  consideration  of  $700.   Immediately afterwards,
Brightpoint transferred the shares to its sole shareholder, Michael Tay.

       The  above-mentioned transaction represents an acquisition  of  cash  of greater than ten percent (10%) of the total assets of the Registrant.

       A copy  of  the Stock Subscription Agreement is attached as Exhibit 1.1.
The foregoing description is modified by such reference.

ITEM 5. OTHER EVENTS

       With effect on  October  4,  2002,  the Registrant's new address is 2000
Hamilton Street, #520, Philadelphia, Pennsylvania 19130-3883.  The Registrant's
telephone number is (215) 893-3662.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS

       On September 30, 2002, Darian S. Tenace  resigned  as  a director of the
Registrant.  The resignation of Mr. Tenace occurred pursuant to the transaction described in Item 1, and not as a result of any disagreement with management of the Registrant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

1.1 Stock Subscription Agreement by and between DST Media, Inc. and Brightpoint
    Capital Partners, LLC, dated as of September 30, 2002.

                                  SIGNATURES

Pursuant  to  the  requirements  of  the Securities Exchange Act of  1934,  the
Registrant has duly caused this report  on  Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DST MEDIA, INC.
(Registrant)

By: /s/Michael Tay                            Date: October 4, 2002
-----------------------------
Name:  Michael Tay
Title:  President

Exhibit 1.1

                                DST MEDIA, INC.

                         STOCK SUBSCRIPTION AGREEMENT

THIS STOCK SUBSCRIPTION AGREEMENT (the "Agreement")  is made as of the 30th day of September 2002, by and between DST Media, Inc., a Delaware  corporation (the
"Company"),  and  Brightpoint  Capital  Partners,  LLC, a Pennsylvania  limited liability company ("Purchaser").

WITNESSETH:

WHEREAS,  the  Company and Purchaser have agreed to a  private  placement  (the
"Private Placement")  of  7,000,000  shares  of the Common Stock of the Company
(the "Shares") at a price of $0.0001 per share  in  reliance on Section 4(2) of the Securities Act of 1933.

Now, THEREFORE, IT IS AGREED between the parties as follows:

1. Subscription; Closing.

(a) Purchaser hereby subscribes as for 7,000,000 Shares, at a purchase price of
$0.0001 per share. The cash consideration for this subscription is payable upon execution of this Agreement, the receipt of which is acknowledged.

(b) The closing (the "Closing Date") of the subscription  contemplated  by this
Agreement,  following  acceptance  by the Company of this Agreement, shall take place at the offices of the Company  or  such  other place as determined by the parties hereto, on such date as is mutually agreed  upon by the Company and the
Purchaser. The Company's acceptance of this subscription of the Purchaser shall be evidenced by the Company's execution of the counterpart  of  this  Agreement executed by the Purchaser.

(c)  Within  five  (5) days from the Closing Date, the Company will deliver  to
Purchaser a certificate registered in Purchaser's name representing the Shares.

2. Representations and Warranties of the Purchaser. Purchaser hereby represents and warrants to the Company as follows:

(a) Accredited Investor.  Purchaser is an "Accredited Investor" as that term is defined in Rule 501 promulgated  under  the  Securities Act of 1933, as amended
(the  "Act"),  and  acknowledges  that  the Shares  are  deemed  to  constitute
"restricted securities" under Rule 144 promulgated under the Act.

(b) Investment. Purchaser is obtaining the  Shares  for Purchaser's own account and Purchaser has no present intention of distributing  or  selling said Shares except as permitted under the Act and applicable state securities laws.

(c)  Ability  to  Bear  Economic  Risk. Purchaser has sufficient knowledge  and experience in business and financial  matters  to  evaluate  the  Company,  its proposed  activities and the risks and merits of this investment. Purchaser has the ability to accept the high risk and lack of liquidity inherent in this type of investment.

(d) Access  to  Data. Purchaser has had an opportunity to discuss the Company's business, management  and  financial  affairs with the Company's management and the opportunity to review the Company's facilities and business plan. Purchaser acknowledges that it has received all the information it has requested from the
Company  and  it considers necessary or appropriate  for  deciding  whether  to acquire the Shares.  Purchaser represents that it has had an opportunity to ask questions  and receive  answers  from  the  Company  regarding  the  terms  and conditions of  the  offering  of  the  Shares  and  to  obtain  any  additional information  necessary  to  verify  the  accuracy of the information given  the
Purchaser.

(e) Rule 144. Purchaser acknowledges that  the Shares must be held indefinitely unless subsequently registered under the Securities  Act or unless an exemption from  such  registration is available. Purchaser acknowledges  and  understands that the provisions  of  Rule  144  promulgated  under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things the existence of a public market for the shares, the availability  of  certain current public information  about  the Company, the resale occurring not less  than  one  year after a party has purchased  and  paid  for  the  security to be sold, the sale being  effected through a "broker's transaction" or  in  transactions  directly with a "market  maker"  and  the  number of shares being sold during any three-
month  period not exceeding specified  limitations,  and  Purchaser  agrees  to comply fully with such provisions as in effect from time to time.

3. Restrictive  Legends.  All  certificates  representing the Shares shall have endorsed thereon the following legends:

(a) "THE SECURITIES REPRESENTED BY THIS CERTIFICATE  HAVE  NOT  BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THUS MAY NOT BE  OFFERED  FOR
SALE,  SOLD,  TRANSFERRED  OR  OTHERWISE  DISPOSED  OF  UNLESS REGISTERED UNDER
APPLICABLE FEDERAL OR STATE SECURITIES LAWS, OR UNLESS THE COMPANY IS FURNISHED
WITH  AN  OPINION  OF  COUNSEL  ACCEPTABLE  TO IT THAT AN EXEMPTION  FROM  SUCH
REGISTRATION IS AVAILABLE."

(b) Any legend required to be placed thereon  by  appropriate  state  Blue  Sky officials.

4.  Restrictions  on  Transfer.  Without  in  any  way  limiting the foregoing,
Purchaser further agrees that Purchaser shall in no event  make any disposition of all or any portion of the Shares which Purchaser is Subscribing  to purchase unless and until:

(a)  There  is  then  in effect a registration statement under the Act covering such proposed disposition  and  such  disposition  is made accordance with said registration statement; or

(b) (i) If requested by the Company, Purchaser shall have furnished the Company with an opinion of Purchaser's own counsel to the effect  that such disposition will  not  require  registration  of such shares under the Act  and  (ii)  such opinion of Purchaser's counsel shall  have been concurred in by counsel for the
Company,  such concurrence not to be unreasonably  withheld,  and  the  Company shall have advised Purchaser of such concurrence.

(c) The Company  shall  not be required (i) to transfer on its books any Shares which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement  or  (ii)  to  treat  as owner of such Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Shares shall have been so transferred.

5.  Notices. All notices, requests, demands and other  communications  which  a party  is  required to or may desire to give any other party in connection with this Agreement shall be in writing and shall be personally delivered, delivered by  facsimile  transmission,  or  delivered  by  United  States  registered  or certified  mail, postage prepaid with return receipt requested, or by overnight courier, addressed as follows:

If to the Company:

DST Media, Inc.
715 Palm Street
West Palm Beach, Florida 33401
Attn: Darian S. Tenace, President

If to Purchaser:

Brightpoint Capital Partners, LLC
1422 Chestnut St., Suite 410
Philadelphia, Pennsylvania 19102
Attn:  Michael Tay, Manager

If notice is  given  by  personal delivery in accordance with the provisions of this Section 5 said notice  shall  conclusively  be deemed given at the time of delivery. If notice is given by confirmed facsimile  transmission in accordance with the provisions of this Section 5, said notice shall conclusively be deemed given at the time of the transmission. If notice is given by mail in accordance with the provisions of this section, said notice shall  conclusively  be deemed given  48  hours after deposit thereof in the United States mail. If notice  is given by overnight  courier,  said notice shall conclusively be deemed given 24 hours after delivery thereof to  such  overnight  courier.  The  addressees  or addresses  set forth above may be changed from time to time by a notice sent to the other parties.

6. Amendments.  The  provisions  of  this Agreement may be altered, amended, or repealed, in whole or in part, only by  the  written consent of the Company and the Purchaser.

7. Miscellaneous.

(a) The parties agree to execute such further  instruments  and  to  take  such further  action  as may reasonably be necessary to carry out the intent of this
Agreement.

(b) This Agreement  and  (unless  otherwise provided) all amendments hereof and waivers and consents hereunder shall  be  governed  by  the internal law of the
State  of  Pennsylvania,  without  regard  to the conflicts of  law  principles thereof. Venue for any cause of action brought  to  enforce  any  part  of this
Agreement shall be in Philadelphia, Pennsylvania.

(c)  This  Agreement  shall  inure  to  the  benefit of and be binding upon the parties  hereto  and their respective successors  and  assigns,  provided  that neither party may assign its rights hereunder without the consent of the other.

(d) This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof

                           [SIGNATURE PAGE FOLLOWS]

As of the day and year first above written.

PURCHASER:

BRIGHTPOINT CAPITAL PARTNERS, LLC

Signature: /s/Michael Tay
---------------------------------
By: Michael Tay
Title: Manager

ACCEPTED AND AGREED:

DST MEDIA, INC.

Signature: /s/Darian S. Tenace
---------------------------------
By: Darian S. Tenace
Title: President, CEO, Secretary and Treasurer

I, Darian S. Tenace,  hereby resign as director and officer of DST MEDIA, INC., a Delaware corporation,  effective  the  30th day of September 2002, and hereby waive and renounce any claim against said  corporation, including any claim for accrued but unpaid wages, severance, compensation or benefits.

/s/Darian S. Tenace
-----------------------------
Darian S. Tenace